                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):  December 23, 2003
                                                   -----------------------------

                         Aero Systems Engineering, Inc.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


        Minnesota                        0-7390                  41-0913117
--------------------------------------------------------------------------------
(State or other jurisdiction           (Commission            (I.R.S. Employer
     of incorporation)                 File Number)          Identification No.)


358 E. Fillmore Avenue, St. Paul, Minnesota                        55107
--------------------------------------------------------------------------------
  (Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:  (651) 227-7515
                                                     ---------------------------

                                 Not applicable.
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

                         AERO SYSTEMS ENGINEERING, INC.

                                      INDEX
                                       TO
                                 CURRENT REPORT
                                       ON
                                    FORM 8-K

Item Number                                                                                    Page
-----------                                                                                    ----
Item 5. Other Events.                                                                            3

Item 7. Exhibits.                                                                                3



Signatures.                                                                                      3

Exhibits Index.                                                                                  4



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






ITEM 5. OTHER EVENTS.

         On December 23, 2003 Aero Systems Engineering, Inc. issued a press release announcing the filing of a Form 15 to terminate the registration of its common stock under the Securities and Exchange Act of 1934. A copy of the press release is filed as an exhibit to this Current Report on Form 8-K and is incorporated herein by reference.

         99.1 Press Release Dated December 23, 2003


ITEM 7. EXHIBITS.

         Exhibit Number                    Description
         --------------                    -----------
         99.1                              Press Release Dated December 23, 2003

SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated:  December 23, 2003                     Aero Systems Engineering, Inc.


                                              By:   /s/ Steven R. Hedberg
                                                  ------------------------------
                                                  Steven R. Hedberg
                                                  CFO, Secretary & Treasurer

                                  EXHIBIT INDEX



Exhibit Number                          Description
--------------                          -----------
99.1                                    Press Release Dated December 23, 2003







                                       4